SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                  FORM 8-K

                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): January 8, 2002


                                ACE LIMITED
           (Exact name of registrant as specified in its charter)


        Cayman Islands           1-11778                98-0091805
(State or other jurisdiction)  (Commission    (I.R.S. Employer of Incorporation
                                File Number)         Identification No.)


            The ACE Building
       ACE Global Headquarters
         17 Woodbourne Avenue
            Hamilton, Bermuda                                  HM 08
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (441) 295-5200


                                Not Applicable
       (Former name or former address, if changed since last report)



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Item 5.  Other Information

         On January 8, 2002, ACE Limited issued a press release announcing an earnings advisory on fourth quarter results.

         Attached as Exhibit 99.1 is a copy of the press release, dated January 8, 2002.

         On January 2, 2002, ACE Limited issued a press release announcing the appointment of Philip V. Bancroft as Chief Financial Officer of ACE Limited.

         Attached as Exhibit 99.2 is a copy of the press release, dated January 2, 2002.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 9, 2002                   ACE LIMITED

                                          By:  /s/ Philip V. Bancroft
                                               ---------------------------
                                          Title: Chief Financial Officer
                                                 -------------------------





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                               EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------

99.1              Press Release, dated January 8, 2002

99.2              Press Release, dated January 2, 2002